UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 16, 2023
_______________________________
GREEN PLAINS PARTNERS LP
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-37469	47-3822258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	GPP	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On September 16, 2023, Green Plains Partners LP, a Delaware limited partnership (the “Partnership”), Green Plains Holdings LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Green Plains Inc., an Iowa corporation (“GPRE”), GPLP Holdings Inc., a Delaware corporation and a wholly owned subsidiary of GPRE (“Holdings”) and GPLP Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdings (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of GPRE (the “Merger”).
Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding common unit representing a limited partner interest in the Partnership (each, a “Partnership Common Unit”) other than Partnership Common Units owned by GPRE, the General Partner and their respective affiliates (each, a “Public Common Unit”) will be converted into the right to receive, subject to adjustment as described in the Merger Agreement, (i) 0.405 shares of common stock, par value $0.001 per share, of GPRE (the “GPRE Common Stock” and the shares of GPRE Common Stock to be issued in the Merger, the “Stock Consideration”) and (ii) an amount of cash equal to the sum of (a) $2.00 plus (b) the product of (x) $0.455 divided by 90, multiplied by (y) the number of days from, but excluding, the last day of the calendar quarter with respect to which the General Partner has declared a quarterly cash distribution to the holders of Partnership Common Units of no less than $0.455 per Partnership Common Unit with a record date prior to the date of the closing of the Merger (the “Closing Date”), to, but excluding, the Closing Date, computed on the basis of a 360-day year comprised of twelve 30-day months and the actual number of days for any period less than a calendar month, and rounded to the nearest whole cent, without interest (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”). In addition, at the Effective Time, each of the outstanding awards relating to a Partnership Common Unit issued under a Partnership Long-Term Incentive Plan (as defined in the Merger Agreement) will become fully vested and will be automatically canceled and converted into the right to receive, with respect to each Partnership Common Unit subject thereto, the Merger Consideration (plus any accrued but unpaid amounts in relation to distribution equivalent rights). Except for the incentive distribution rights representing limited partner interests in the Partnership, which will be automatically canceled immediately prior to the Effective Time for no consideration in accordance with the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of July 1, 2015 (as amended, the “Partnership Agreement”), the limited partner interests in the Partnership owned by GPRE, the General Partner and their respective affiliates prior to the Effective Time will remain outstanding as limited partner interests in the surviving entity. The economic general partner interest in the Partnership will remain outstanding as a general partner interest in the surviving entity immediately following the Effective Time, and the General Partner will continue as the sole general partner of the surviving entity.
The Conflicts Committee (the “Conflicts Committee”) of the board of directors of the General Partner (the “GPP Board”) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership, including the holders of Public Common Units, (ii) approved the Transaction Documents (as defined below) and the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth in the Transaction Documents (the foregoing constituting “Special Approval” as defined in the Partnership Agreement) and (iii) recommended to the GPP Board the approval by the GPP Board of the Transaction Documents and the execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby, including the Merger. The GPP Board (acting, in part, based upon the recommendation of the Conflicts Committee) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of the Partnership, including the holders of Public Common Units, (ii) approved the Transaction Documents and the transactions contemplated thereby, including the Merger, (iii) authorized the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby, including the Merger, on the terms and subject to the conditions set forth in the Transaction Documents and (iv) directed that the Merger Agreement and the Merger be submitted to a vote of the limited partners of the Partnership (the “Limited Partners”) for approval pursuant to Section 14.3 of the Partnership Agreement and authorized the Limited Partners to act by written consent pursuant to Section 13.11 of the Partnership Agreement.
The board of directors of GPRE (the “GPRE Board”) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of GPRE Common Stock as part of the Merger Consideration (the “GPRE Stock Issuance”), are in the best interests of GPRE and its shareholders and (ii) approved and authorized the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby, including the Merger and the GPRE Stock Issuance, on the terms and subject to the conditions set forth in the Transaction Documents.
The Merger Agreement contains customary representations and warranties from the parties, and each party has agreed to customary covenants applicable to such party, including, among others, covenants relating to (i) GPRE’s and the Partnership’s conduct of business during the interim period between the execution of the Merger Agreement and the Effective Time and (ii) the obligation to use reasonable best efforts to cause the Merger to be consummated.
Completion of the Merger is subject to certain customary conditions, including, among others: (i) the receipt of the Written Consent (as defined below); (ii) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement; (iii) the effectiveness of a registration statement on Form S-4 relating to the shares of GPRE Common Stock to be issued as the Stock Consideration (the “Registration Statement”); (iv) approval for listing on The Nasdaq Stock Market LLC of the shares of GPRE Common Stock to be issued as the Stock Consideration; (v) subject to specified materiality standards, the accuracy of certain representations and warranties of each party; and (vi) compliance by each party in all material respects with its covenants.
The Merger Agreement provides for certain termination rights for both GPRE and the Partnership, including in the event that (i) the parties agree by mutual written consent (duly authorized by the Conflicts Committee and the GPRE Board) to terminate the Merger Agreement, (ii) the Merger is not consummated by March 16, 2024, (iii) a law or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement is in effect and has become final and non-appealable, or (iv) the other party is in material breach of the Merger Agreement. The Merger Agreement provides that upon termination of the Merger Agreement under certain circumstances, (i) GPRE will be obligated to reimburse the Partnership for its out-of-pocket fees and expenses and (ii) the Partnership will be obligated to reimburse GPRE for its out-of-pocket fees and expenses, in each case, in an amount not to exceed $5 million.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated into this Item 1.01 by reference.
Support Agreement
In connection with the execution of the Merger Agreement, the Partnership, GPRE and certain holders of Partnership Common Units (collectively, the “Support Parties”) entered into a Support Agreement, dated as of September 16, 2023 (the “Support Agreement” and, together with the Merger Agreement, the “Transaction Documents”), pursuant to which each of the Support Parties has agreed to deliver a written consent (the “Written Consent”), covering all of the Partnership Common Units owned by such Support Party (the “Covered Units”), approving the Merger Agreement and the transactions contemplated thereby, including the Merger, and any other matters necessary for the consummation of the transactions contemplated by the Merger Agreement.
The Written Consent will be delivered as promptly as practicable after the Registration Statement is declared effective under the Securities Act of 1933, as amended (the “Securities Act”). As of September 15, 2023, the Support Parties collectively owned 11,661,429 Partnership Common Units, representing approximately 50.1% of the total Partnership Common Units issued and outstanding. The approval of the Merger Agreement requires the affirmative vote or consent of holders of a majority of the outstanding Partnership Common Units.
The Support Agreement also generally prohibits the Support Parties from transferring the Covered Units. The Support Agreement terminates upon the earliest to occur of the termination of the Merger Agreement, the Effective Time and the written agreement of the parties to the Support Agreement to terminate the Support Agreement.
The foregoing description of the Support Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the actual Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated into this Item 1.01 by reference.
The foregoing summaries of the Merger Agreement and the Support Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Support Agreement and are qualified in their entirety by the terms and conditions of the Merger Agreement and the Support Agreement, respectively. They are not intended to provide any other factual information about GPRE, the Partnership or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement and the Support Agreement were made only for purposes of such agreements and as of specified dates, were solely for the benefit of the respective parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of GPRE, the Partnership or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and the Support Agreement, which subsequent information may or may not be fully reflected in GPRE’s or the Partnership’s public disclosures.
Item 7.01. Regulation FD Disclosure.
GPRE and the Partnership issued a joint press release on September 18, 2023 announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated into this Item 7.01 by reference.
The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Partnership under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements
All statements in this Current Report (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Exchange Act and Section 27A of the Securities Act) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Partnership and GPRE, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the proposed transaction to the Partnership and GPRE and their shareholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; and the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. Forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “should,” “will,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project” and variations of these words or similar expressions (or the negative versions of such words or expressions). While the Partnership and GPRE believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the proposed transaction; the possible diversion of management time on transaction-related issues; local, regional and national economic conditions and the impact they may have on the Partnership, GPRE and their customers; disruption caused by health epidemics, such as the COVID-19 outbreak; conditions in the ethanol and biofuels industry, including a sustained decrease in the level of supply or demand for ethanol and biofuels or a sustained decrease in the price of ethanol or biofuels; commodity market risks, including those that may result from weather conditions; the financial condition of the Partnership’s or GPRE’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; changes in safety, health, environmental and other governmental policy and regulation, including changes to tax laws; the results of any reviews, investigations or other proceedings by government authorities; and the performance of the Partnership and GPRE.
The foregoing list of factors is not exhaustive. The forward-looking statements in this Current Report speak only as of the date they are made and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond GPRE’s and the Partnership’s control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of the Partnership’s and GPRE’s respective Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Reports on Form 10-Q for the three months ended March 31, 2023 and June 30, 2023, respectively, each filed with the Securities and Exchange Commission (the “SEC”), and any subsequent reports filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.
No Offer or Solicitation
This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
Additional Information and Where To Find It
In connection with the proposed transaction, GPRE and the Partnership expect to file relevant materials with the SEC, including a registration statement on Form S-4 filed by GPRE, which will include a consent solicitation statement of the Partnership and a prospectus of GPRE. INVESTORS AND SECURITY HOLDERS OF GPRE AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT, CONSENT SOLICITATION STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. The consent solicitation statement/prospectus, when available, will be sent to security holders of the Partnership relating to the proposed transaction. Investors and security holders may obtain a free copy of the consent solicitation statement/prospectus (when available) and other relevant documents (if and when available) filed by GPRE and the Partnership with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the consent solicitation statement/prospectus and other relevant documents (when available) from www.greenplainspartners.com under the heading “Financials” beneath the tab “Investors” and then under the subheading “SEC Filings.”
Participants in the Solicitation
The Partnership, GPRE and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the proposed transaction. Information about these persons is set forth in GPRE’s proxy statement relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2023, and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 10, 2023, as amended by Amendment No. 1 thereto, which was filed with the SEC on March 22, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the consent solicitation statement/prospectus and other relevant documents regarding the proposed transaction, which will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Merger, dated September 16, 2023, by and among Green Plains Inc., GPLP Holdings Inc., GPLP Merger Sub LLC, Green Plains Holdings LLC and Green Plains Partners LP. (The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.)

10.1	Support Agreement, dated September 16, 2023, by and among Green Plains Partners LP, Green Plains Inc., and the parties listed on the signature pages thereto.
99.1	Press Release, dated September 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Partners LP

By: Green Plains Holdings LLC, its general partner

Date: September 18, 2023	By:	/s/ Michelle Mapes
Michelle Mapes
Chief Legal & Administration Officer and Corporate Secretary